SECURITIES AND EXCHANGE COMMISSION


                           Washington, D. C. 20549


                                  FORM  8-K


                                CURRENT REPORT




                     Pursuant to Section 13 or 15 (d) of
                     the Securities Exchange Act of 1934



    Date of Report (Date of earliest event reported)     June 02, 1995
                                                     ---------------------


                           20th Century Industries
    ----------------------------------------------------------------------
            (Exact name of registrant as specified in its charter)


                                  CALIFORNIA
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                (State or other jurisdiction of incorporation)


               0-6964                             95-1935264
    ----------------------------------------------------------------------
     (Commission File Number)           (IRS Employer Identification No.)


         6301 Owensmouth Avenue, Suite 700, Woodland Hills, CA  91367
    ----------------------------------------------------------------------
                   (Address of principal executive offices)


    Registrant's telephone number, including area code ( 818 )  704 - 3700
    ----------------------------------------------------------------------


       (Former name or address, if changed since last report)     NONE
    ----------------------------------------------------------------------

    Item 5     Other Events



      On June 2, 1995, the Registrant issued the attached News Release announcing new members elected to 20th Century Industries Board of Directors.

                           SIGNATURES
                           ----------

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.


                                   20TH CENTURY INDUSTRIES

Date:  June 2,1995
                                   -----------------------
                                   Secretary, Senior Vice President
                                   and General Counsel

     20TH CENTURY INDUSTRIES


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     NEWS
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                                  Contact:   Jeanne Ouellette or
                                             Rob Williams at 213/629-4974

                                             Company contact: Rick Dinon
                                             or Ric Hill at     818/704-3595


FOR IMMEDIATE RELEASE                                June 2, 1995
- ---------------------


           NEW MEMBERS APPOINTED TO 20TH CENTURY BOARD OF DIRECTORS
           --------------------------------------------------------

(WOODLAND HILLS, CA) -- John B. De Nault, chairman of the board of 20th Century Industries (NYSE: TW) has announced that William L. Mellick, president and chief executive officer of 20th Century, and Gregory M. Shepard, president of Union Automobile Insurance Company, were elected to 20th Century's Board of Directors at the company's annual meeting of shareholders on May 25, 1995.

Mellick has served as  an executive with 20th  Century since 1979, and  has been
president and chief executive officer  since March 1, 1995.   Immediately prior,
he held the position of president and chief operating officer.

In addition to serving as president of the Bloomington, IL-based Union Automobile Insurance Company, Shepard is chairman of the company's board of directors. He previously served as vice president of Prairie State Farmers Insurance Company and American Union Life Insurance Company.

Two other recent additions to the board representing preferred shareholders are Robert M. Sandler and Howard I. Smith, executives with American International Group, Inc. Other board members include Louis W. Foster (Chairman of the Board, Emeritus), Stanley M. Burke, John B. De Nault, III, R. Scott Foster, M.D., Rachford Harris and Arthur H. Voss.

20th Century Industries is a publicly-held company traded on the New York Stock Exchange under the trading symbol TW. Wholly-owned subsidiaries are 20th Century Insurance Company, which markets automobile and excess liability insurance, and 21st Century Casualty Company, which markets automobile insurance.

Both insurance subsidiaries sell directly to consumers without agents. 20th Century Industries and subsidiaries' offices are located at 6301 Owensmouth Avenue, Woodland Hills, CA 91367; 818-704-3514.

                              # # #


          6301 Owensmouth Avenue | Woodland Hills, California 91367